SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|
Check the appropriate box:
|X| Preliminary Proxy Statement     |_| Confidential, For use of the Commission
                                    Only (as permitted by Rule 14a-6(e)(2)


|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-12

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                             The Montgomery Funds II

                  (Name of Registrant as Specified in Charter)

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Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
      (1) Title of each class of securities to which transaction applies:


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      (2)  Aggregate number of securities to which transaction applies


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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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      (4)  Proposed maximum aggregate value of transaction:


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      (5)  Total fee paid:


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      |_| Fee paid previously with preliminary materials:

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      |_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:

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      (2)  Form, Schedule or Registration Statement No.:
                        Schedule 14A; File Nos. 33-69686 and 811-8064

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      (3)  Filing Party:
                        The Montgomery Funds II

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      (4)  Date Filed:
                        July 31, 2002

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



                [Letterhead of Montgomery Asset Management, LLC]



                                   _____, 2002



Dear Montgomery Global Long-Short Fund Shareholder:

The current strategy of the Montgomery Global Long-Short Fund is to invest in long and short positions of equity securities, typically maintaining a net long exposure. Given the change in market environment since the fund's inception, we are recommending a shift in investment strategy to a primarily market-neutral exposure, supplemented by the use of equity index futures, options, and equity swaps, to enable the Fund to more closely track the S&P 500 Index. We are also recommending a narrowing of the Fund's investment universe from global to only within the United States.

We believe this new strategy can best be executed by SSI Investment Management, Inc. ("SSI"), an adviser specializing in managing long-short portfolios. SSI has nearly 30 years of experience, all focused solely on long-short strategies. Until recently, SSI has only been available to institutional investors. We are pleased to recommend the selection of SSI to sub-advise the Fund and believe that this is an opportunity that would greatly benefit you as a shareholder.

The Board of Trustees of the Trust has unanimously approved this recommendation and believes that it is in the best interests of the Fund and its shareholders. The Trustees recommend that you vote in favor of each of the proposals in the proxy statement.

Please read the enclosed proxy materials and consider the information provided. Your vote is very important to us. We encourage you to complete and mail your proxy card promptly since the Special Meeting of Shareholders will be held on September 30, 2002. Thank you for your response and for your continued investment with Montgomery.

                                            Sincerely,


                                            F. Scott Tuck
                                            Chairman and Chief Executive Officer

                             THE MONTGOMERY FUNDS II
                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                    Notice of Special Meeting of Shareholders
                                     of the
                        Montgomery Global Long-Short Fund

                          To Be Held September 30, 2002

To the Shareholders of the Montgomery Global Long-Short Fund:

         A special meeting of shareholders of the Montgomery Global Long-Short Fund (the "Fund"), a series of The Montgomery Funds II (the "Trust"), will be held at the offices of the Trust, 101 California Street, 35th Floor, San Francisco, California 94111 on September 30, 2002, at 10:00 a.m., local time (the "Meeting"). At the Meeting, shareholders will be asked:

     1. To consider and act upon the approval of SSI Investment Management, Inc. as a sub-adviser to the Fund;

     2. To consider and act upon the approval of a proposal to permit Montgomery Asset Management, LLC, the investment adviser to the Fund, to hire and terminate sub-advisers or modify sub-advisory agreements with respect to the Fund without shareholder approval; and

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Only shareholders of record at the close of business on July 31, 2002 (the "Record Date"), will be entitled to receive this notice and to vote at the Meeting.

                                            By Order of the Board of Trustees,


                                            Johanne Castro
                                            Assistant Secretary


                  Your vote is important regardless of how many
                      shares you owned on the Record Date.
                               -------------------

Please vote on the enclosed proxy form, date and sign it, and return it in the pre-addressed envelope provided. No postage is necessary if mailed in the United States. You also may vote by Internet or by telephone following the instructions on the enclosed proxy card. In order to avoid the additional expense and disruption of further solicitation, we request your cooperation in voting promptly.

                             THE MONTGOMERY FUNDS II

                                 Proxy Statement
                      For a Special Meeting of Shareholders
                        To Be Held on September 30, 2002

         This proxy statement is solicited by the Board of Trustees (the "Board of Trustees") of The Montgomery Funds II (the "Trust") for voting at the special meeting of shareholders of the Montgomery Global Long-Short Fund (the "Fund"), a series of the Trust, to be held at 10:00 a.m. (local time) on September 30, 2002 at 101 California Street, 35th Floor, San Francisco, California 94111, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about August 16, 2002.

         The Board of Trustees has fixed the close of business on July 31, 2002 as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the Fund had ___________ Class A shares; _______ Class B shares; _____ Class C shares; ____ Class ML shares; and ____ Class R shares.

         Each share of the Fund is entitled to one vote on each Proposal and on each other matter that it is entitled to vote upon at the Meeting. Each valid proxy that we receive will be voted in accordance with your instructions, and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR Proposal 1 and FOR Proposal 2. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust or by voting in person at the Meeting.

         The presence in person or by proxy of shareholders entitled to cast 40% of the votes eligible to be cast at the Meeting will constitute a quorum for the conduct of business. When a quorum is present, approval of each Proposal will require the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of the outstanding shares is represented, or
(ii) shares representing more than 50% of the Fund's outstanding shares. The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. The persons named in the proxy will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any Proposal. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the date set for the original meeting (in which case the Board of Trustees will set a new record date), the Trust will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

         Proxies may be voted by mail or electronically by Internet or telephone. If voted electronically, the Fund or its agent will use reasonable procedures (such as requiring an identification number) to verify the authenticity of the vote cast. Each shareholder who casts an electronic vote also will be able to validate that his or her vote was received correctly.

         All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of each Proposal will occur only if a sufficient number of votes at the

Meeting are cast FOR that Proposal. Abstentions do not constitute a vote "for" and effectively result in a vote "against." Broker non-votes do not represent a vote "for" or "against" and are disregarded in determining whether a Proposal has received enough votes. The Board of Trustees recommends that you vote in favor of each Proposal.

         The cost of soliciting proxies, to the extent they are incurred in connection with Proposal 1 and Proposal 2 will be borne by Montgomery Asset Management, LLC, the investment adviser to the Fund ("Montgomery"). Costs that are not related to these Proposals will be borne by the Fund, unless such costs are voluntarily paid for by Montgomery. In addition to solicitation by mail, some officers and employees of Montgomery and its affiliates, without extra compensation, may conduct additional solicitations by telephone, facsimile and personal interviews. Montgomery has hired Georgeson Shareholder Communications to solicit proxies from brokers, banks, other institutional holders and individual shareholders. It is expected that this proxy statement will first be mailed to shareholders on or about August 16, 2002.

         The holders of 5% or more of the outstanding shares of the Fund on the Record Date are listed on Exhibit A to this Proxy Statement. As of July 31, 2002, the officers and Trustees did not own either individually or collectively, more than 1% of the outstanding shares of the Fund.

                                   PROPOSAL 1
                                   ----------

                          APPROVAL OF A SUB-ADVISER TO
                      THE MONTGOMERY GLOBAL LONG-SHORT FUND

Q: Why are shareholders being asked to approve a sub-adviser to the Montgomery Global-Long-Short Fund?

         The Fund has been managed directly by Montgomery since its inception in 1997. Chetan Joglekar, the Fund's current portfolio manager, is responsible for the day-to-day portfolio management of the Fund. The Fund's investment objective would remain long-term capital appreciation. The Fund's current strategy would remain to invest in long and short positions of equity securities, typically maintaining a net long exposure.

         However, Montgomery recommends a shift in investment process designed to provide returns that more consistently exceed the Fund's benchmark. This process would be accomplished by maintaining a primarily market-neutral exposure in individual securities, supplemented by the use of the equity swaps, options, and equity index futures. Montgomery is also recommending a narrowing of the Fund's investment universe from global to only within the United States. Consequently, Montgomery has proposed to change the Fund's benchmark from a global index to the S&P 500 Index.

         Montgomery, along with the Board of Trustees, believes this new strategy can best be executed by SSI Investment Management, Inc. ("SSI"), an adviser specializing in managing long-short portfolios. Montgomery is recommending SSI as a sub-adviser because of SSI's nearly 30 years of experience managing long-short portfolios, the excellence of SSI's investment staff, and SSI's consistent long-term track record of outperforming its benchmark. Until recently, SSI has only been available to institutional investors, making this a special opportunity for Fund shareholders.

Q:       When would the proposed change take place?

         If the Investment Sub-Advisory Agreement is approved by the Fund's shareholders, SSI will begin managing the Fund in this equity-enhanced market-neutral manner on or about November 1, 2002. The Investment Sub-Advisory Agreement will remain in effect for two years and will continue in effect thereafter for successive annual periods if and so long as such continuance is specifically approved by (a) the Board of Trustees or (b) a majority vote of the Fund's shareholders, provided that in either event, the continuance also is approved by a majority of the Trustees who are not "interested persons" by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders do not approve the Investment Sub-Advisory Agreement, Montgomery will continue to manage the Fund's assets directly until alternative arrangements can be made.

Q:       Who is SSI and what is SSI's investment experience?

         SSI, located at 357 N. Canyon Drive, Beverly Hills, California, 90210, was founded in 1973 and manages approximately $680 million in assets as of December 31, 2001. SSI was one of the first investment managers to computerize the investment process, having developed a computer-based stock valuation model in the early 1970s. SSI's founders believed that fundamental analysis was a key to producing consistent results over time. Accordingly, SSI uses both quantitative and fundamental analysis for stock selection. SSI's mission, throughout its 29-year history, has been to provide competitive returns with lower risk than other investment managers and comparable investment strategies.

         SSI's controlling shareholders are John D. Gottfurcht, the President and founder of SSI and chairman of its Investment Policy Committee; Amy Jo Gottfurcht, the Chairman and Chief Executive Officer of SSI; and George M. Douglas, a Vice President and Chief Investment Officer of SSI.

Q:       What effect will this change have on costs or services?

         Any expenses you are currently charged will not be increased because of SSI's appointment as a sub-adviser to the Fund. The Board of Trustees expects no change in the high level of services provided to you since the Fund's inception.

Q:       Will the management fees charged to the Fund remain the same?

         Yes. The annual management fee of 1.50% of assets under management currently paid by the Fund to Montgomery will remain unchanged. SSI's sub-advisory fees under the Investment Sub-Advisory Agreement will be paid from the assets of Montgomery, not from those of the Fund.

Q: What factors did the Board of Trustees consider in recommending shareholder approval of the Investment Sub-Advisory Agreement?

         The Board held meetings on July 17 and 25, 2002, and discussed the proposed new sub-advisory arrangement with SSI and its possible effect on the Fund. In determining whether to approve the Investment Sub-Advisory Agreement with SSI, the Board considered several factors, including those discussed below.

         At the July meetings, the Board received presentations and materials from Montgomery and SSI. The Board considered the search process and criteria used by Montgomery to select SSI. The Board also reviewed SSI's Form ADV filed with the Securities and Exchange Commission as well as other materials regarding SSI's personnel, operations, financial condition, research capabilities, investment philosophy, method of managing portfolios, quantitative models and investment results. During their extensive review of the services to be provided by SSI, the Trustees considered several factors, including:

o    SSI's long-term and recent performance
o    SSI's success at implementing a long-short investment strategy
o    the quality and depth of SSI's organization and investment professionals
o    the fees and expenses borne by the Fund
o    SSI's soft dollar practices, and
o    the profitability of the relationship for Montgomery and SSI.

         Concluding this thorough analysis, the Board, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act (the "Independent Trustees"), approved the Investment Sub-Advisory Agreement with SSI. The Board's unanimous approval was based on the considerations listed above, combined with SSI's experience in long-short investing, portfolio selection methodology, and consistent performance over a long period of time. Accordingly, the Board recommends that shareholders vote "FOR" the approval of SSI.

Q:       What other changes are contemplated with respect to the Fund?

         At the July 17 and 25, 2002 meetings, Montgomery also sought and received the Board's approval to convert the Fund into a fund of funds structure or a master/feeder structure in the future should either change become more conducive to implementing the Fund's investment strategy. In a fund of funds structure, your mutual fund's assets are invested in two or more other funds to accomplish the investment strategy in a manner that does not involve duplicative fees. In a master/feeder structure, the assets of mutual funds with common investment objectives and similar parameters are combined in a pool, rather than being managed separately. A fund of funds structure or a master/feeder structure may improve Montgomery's ability to implement the Fund's strategy more efficiently. Either structure, however, would not affect the investment objective, philosophies or disciplines currently employed by the Fund. A vote in favor of SSI will be considered to include approval of any future conversion of the Fund to either a fund of funds structure or a master/feeder structure.

         At the same meeting, Montgomery sought and received the Board's approval to change the name of the Fund to "Montgomery Partners U.S. Long-Short Equity Plus Fund" to more accurately reflect the Fund's new principal investment strategy.

Q: What are the terms of the Investment Sub-Advisory Agreement between SSI and Montgomery?

         SSI will manage the investments of the Fund and provide investment research, advice, and supervision. Montgomery's Investment Oversight Committee will be responsible for monitoring the activities of SSI. The new portfolio management arrangements for the Fund, which were approved by the Trustees at their July 25, 2002 meeting, provide that Montgomery (not the Fund) shall pay a fee to SSI for its services which is equal to 1.00% of the Fund's average daily net asset value. Under the Investment Sub-Advisory Agreement, the management fee charged to the Fund will not increase as a result of the appointment of SSI as the sub-adviser to Fund.

         The Investment Sub-Advisory Agreement gives SSI authority to select brokers and dealers to effect all portfolio transactions. SSI is directed at all times to seek to execute brokerage transactions for the Fund in accordance with such policies or practices as may be established by the Board of Trustees and described in the Fund's currently effective Prospectus and Statement of Additional Information, as amended from time to time. Except where Montgomery or the Trust instructs SSI to place orders with particular brokers or dealers, in placing orders for the purchase or sale of investments for the Fund, in the name of the Fund or its nominees, SSI shall use its best efforts to obtain the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

         Subject to the appropriate policies and procedures approved by the Board of Trustees, SSI may direct brokerage to brokers that provide brokerage or research services to Montgomery, SSI or the Fund. SSI may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

         As described in the table below, SSI also provides sub-advisory services to a portfolio of another fund with an investment objective similar to that of the proposed Montgomery Global Long-Short Fund.

Fund                                              Assets Managed by SSI       Annual Fee Rate
-----------------------------------------------   -------------------------   ------------------------
Multi-Strategy Market Neutral Investments Fund    approximately $30 million   1.00% of managed assets

         The Investment Sub-Advisory Agreement holds SSI responsible for any act or omission that involves willful misfeasance, bad faith or negligence in the performance of, or from reckless disregard of its duties. The Investment Sub-Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Fund or SSI, on sixty (60) days' written notice. A form of the Investment Sub-Advisory Agreement is attached as Exhibit B.

The Board of Trustees recommends that shareholders approve Proposal No. 1 to appoint SSI Investment Management, Inc. as a sub-adviser to the Montgomery Global Long-Short Fund.

                                    * * * * *

                                   PROPOSAL 2

               APPROVAL OF A PROPOSAL TO PERMIT MONTGOMERY TO HIRE
      AND TERMINATE SUB-ADVISERS OR MODIFY SUB-ADVISORY AGREEMENTS WITHOUT
                              SHAREHOLDER APPROVAL

Q:       Why are shareholders being asked to vote on this Proposal?

         Montgomery currently serves as investment adviser to the Fund pursuant to an Investment Management Agreement with the Trust (the "Management Agreement"). The Management Agreement was last approved by the Board on July 25, 2002. Montgomery has proposed to employ a sub-adviser with respect to the Fund (see Proposal No. 1) and may engage additional sub-advisers in the future. In accordance with condition (1) of the SEC Order (described below), shareholder approval is being sought to permit Montgomery to enter into, terminate, or modify sub-advisory agreements on behalf of the Fund with the sub-advisers without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15(a) of the Investment Company Act. If the shareholders of the Fund do not approve this Proposal, the Management Agreement will continue and the terms and conditions of the SEC Order will not be applicable to the Fund.

Q:       What is the purpose of the SEC Order?

         Section 15(a) of the Investment Company Act and Rule 18f-2 thereunder require that the shareholders of the Fund approve the Fund's sub-advisory agreement(s) and any amendments thereto. On April 23, 2002, the Trust and Montgomery filed an application with the Securities and Exchange Commission for an order (the "SEC Order") exempting the Fund from these provisions. The SEC Order, if granted, would permit Montgomery to hire new sub-advisers, terminate sub-advisers, rehire existing sub-advisers whose agreements have been assigned (and, thus, automatically terminated), and modify sub-advisory agreements without the prior approval of shareholders.

Q:       What are the conditions of the SEC Order?

         If the SEC Order is granted, the Trust and Montgomery would be subject to the following conditions:

         (1) Before the Fund may rely on the SEC Order, the operation of the Fund in the manner described in the SEC Order will be approved by a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act.

         (2) The prospectus for the Fund will disclose the existence, substance and effect of any order granted pursuant to the SEC Order. The Fund will hold itself out to the public as employing the management structure described in the SEC Order. The prospectus will prominently disclose that Montgomery has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the sub-advisers and recommend their hiring, termination, and replacement.

         (3) Within 90 days of the hiring of a new sub-adviser for the Fund, the Fund's shareholders will be furnished all relevant information about the new sub-adviser that would be included in a proxy statement, except as modified to permit the Trusts to disclose for the Fund (as both a dollar amount and as a percentage of the Fund's net assets) only the aggregate fees paid to Montgomery and sub-advisers for the Fund ("Aggregate Fee Disclosure"). This information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of the new sub-adviser. To meet this obligation, the Fund will provide shareholders within 90 days of the hiring of a new sub-adviser with an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except as modified by the order to permit Aggregate Fee Disclosure.

         (4) Montgomery will not enter into a sub-advisory agreement with a sub-adviser that is an "affiliated person," as defined in the Investment Company Act, of the Trust or Montgomery (an "Affiliated Sub-Adviser"), other than by reason of serving as a sub-adviser to the Fund, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

         (5) At all times, a majority of the Board's Trustees will be Independent Trustees and the nomination of new or additional Independent Trustees will be at the discretion of the then existing Independent Trustees.

         (6) When a sub-adviser change is proposed for the Fund with an Affiliated Sub-Adviser, the Board of Trustees, including a majority of the Independent Trustees, will make a separate finding, reflected in the applicable Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which Montgomery or the Affiliated Sub-Adviser derives an inappropriate advantage.

         (7) Montgomery will provide general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to review and approval of the Board of Trustees, will (i) set the Fund's overall investment strategies, (ii) evaluate, select and recommend Sub-Advisers to manage all or a part of the Fund's assets, (iii) allocate and, when appropriate, reallocate the Fund's assets among multiple Sub-Advisers, (iv) monitor and evaluate the performance of Sub-Advisers, and (v) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the Fund's investment objective, policies and restrictions.

         (8) No trustee or officer of the Fund nor director or officer of Montgomery will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a sub-adviser, except for (a) ownership of interests in Montgomery or any entity that controls, is controlled by, or is under common control with Montgomery, or
(b) ownership of less than 1% of the outstanding securities of any class of equity or debt of any publicly traded company that is either a sub-adviser or an entity that controls, is controlled by or is under common control with a sub-adviser.

         (9) The Fund will include the Aggregate Fee Disclosure in its registration statement.

Q:       What are the benefits of the SEC Order?

         By not requiring shareholder approval in these matters, Montgomery would have greater flexibility in managing sub-advisers, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies.

Q:       What are the safeguards if Fund shareholders approve this Proposal?

         Even if the Fund's shareholders approve this arrangement, any new sub-advisers engaged or terminated or any change in a sub-advisory agreement will still require approval of the Board of Trustees, including a separate vote by a majority of the Independent Trustees. In order to approve new sub-advisers, the Board of Trustees will analyze the factors it deem relevant, including the nature, quality and scope of services provided by sub-advisers to investment companies comparable to the Fund. The Board of Trustees will review the ability of the sub-adviser to provide its services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the provision of these services. The Board of Trustees will examine the performance of the sub-adviser with respect to compliance and regulatory matters over the past fiscal year. The Board of Trustees will review the sub-adviser's investment performance with respect to accounts deemed comparable. Finally, the Board of Trustees will consider other factors deemed relevant to the sub-adviser's performance as an investment adviser. The Board of Trustees believes that this review provides adequate shareholder protection in the selection of sub-advisers.

The Board of Trustees recommends that shareholders approve Proposal No. 2 to permit Montgomery to hire and terminate sub-advisers or modify sub-advisory agreements without shareholder approval.

                                    * * * * *

                               GENERAL INFORMATION

A.       Evaluation by the Board of Trustees
         -----------------------------------

         The Board of Trustees met on July 17 and July 25, 2002 to evaluate the above Proposals and their possible effects on the Fund. Management of Montgomery outlined for the Board of Trustees the plan to appoint SSI as a sub-adviser to the Fund. The Board of Trustees was advised by its own independent legal counsel and considered all information that it determined was relevant to its deliberations. After careful consideration, the Board of Trustees decided to approve the Proposals and authorized that all of the Proposals be submitted to shareholders for their approval. In approving the Proposals, the Trustees determined, in their business judgment and in light of their fiduciary duties as Trustees, that the Proposals would be beneficial to shareholders.

         Among the Board's considerations in deciding to approve the Proposals were the following:

         o The management fees charged to the Fund will not increase as a result of SSI being appointed as a sub-adviser to the Fund under the Investment Sub-Advisory Agreement;

         o    The investment objective of the Fund will remain the same;

         o The quality of the investment management and shareholder services provided to the Fund will not diminish as a result of SSI being appointed as a sub-adviser to the Fund under the Investment Sub-Advisory Agreement; and

         o    Montgomery  will  absorb  the  costs  of  the  proposed   changes,
              including the preparation and distribution of proxy materials.

The Board of Trustees unanimously recommends that shareholders vote "FOR" Proposal 1 and Proposal 2.

B.       Other Matters to Come Before the Meeting
         ----------------------------------------

         The Trust knows of no other matters that are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

C.       Shareholder Proposals
         ---------------------

         The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust.

D.       Other Information
         -----------------

         Montgomery Asset Management, LLC, located at 101 California Street, San Francisco, California 94111, is the investment adviser and the administrator of the Fund. Funds Distributor, Inc., 60 State Street, Boston, Massachusetts 02109, is the principal underwriter and distributor of the Fund. DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105 is the Fund's master transfer agent and paying agent. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, assists DST Systems, Inc. with certain recordkeeping and accounting functions for the Fund. JP

Morgan Investor Services Company, 73 Tremont Street, Boston, Massachusetts 02108, provides fund accounting services and assists Montgomery Asset Management, LLC in providing administrative and fund accounting services to the Fund.

         You can find more information about The Montgomery Funds' investment policies in the relevant Prospectus and Statement of Additional Information
(SAI), which are available free of charge.

         To request a free copy of the relevant Prospectus or SAI, call us at
(800) 572-FUND [3863]. You can review and copy further information about The Montgomery Funds II, including the Prospectus or SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call
(202) 942-8090. Reports and other information about The Montgomery Funds II are available at the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009 or by e-mailing the SEC at publicinfo@sec.gov.

         You can find further information about The Montgomery Funds II in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal period. To request a free copy of the most recent annual or semiannual report, please contact us at (800) 572-FUND [3863] or The Montgomery Funds, 101 California Street, San Francisco, California 94111.

--------------------------------------------------------------------------------
Please complete, sign and return this proxy promptly. No postage is required if mailed in the United States. You also may vote by Internet or by telephone following the instructions on the enclosed proxy card.
--------------------------------------------------------------------------------

                                    EXHIBIT A


LIST OF FIVE PERCENT SHAREHOLDERS

         As of July 31, 2002 the following persons owned of record 5% or more of the shares of the Fund:

                                                                    Percentage
Name                                                Shares          Ownership
----                                                ------          ---------

Class R
Charles Schwab & Co. Inc.                      863,462.938            23.63%
101 Montgomery Street
San Francisco, CA 94104

Merrill Lynch Pierce Fenner & Smith            255,071.437             6.98%
FBO Its Customers
Attn: Fund Administration 97TN7
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246

Class A
Merrill Lynch Pierce Fenner & Smith             12,623.238            95.32%
Merrill Lynch Financial Data Services
Attn: Service Team 97LJ4
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246

Class B
Merrill Lynch Pierce Fenner & Smith             10,393.602            93.55%
FBO Its Customers
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246

Class C
Merrill Lynch Pierce Fenner & Smith            196,760.646            97.55%
FBO Its Customers
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246

Class ML
Merrill Lynch Pierce Fenner & Smith            427,094.191            93.17%
FBO Its Customers
Attn: Fund Administration 97TN7
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246

                                    EXHIBIT B

                              THE MONTGOMERY FUNDS

                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

      This AGREEMENT (the "Agreement"), is made as of ____________, 2002 by and between MONTGOMERY ASSET MANAGEMENT, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the "Manager") and SSI Investment Management, Inc., a California corporation (the "Sub-Adviser").

      WHEREAS, The Montgomery Funds (the "Trusts"), a family of investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), have retained the Manager to serve as the investment adviser to the Trusts' various mutual fund series pursuant to investment management agreements between the Manager and the Trusts (the "Investment Management Agreements");

      WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and is the investment manager to the Trusts;

      WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and is engaged in the business of supplying investment advice and management services, as an independent contractor;

      WHEREAS, the 1940 Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract; and

      WHEREAS, the Manager desires to retain the Sub-Adviser to render investment advisory services to certain mutual fund series of the Trusts listed in Appendix A (each, a "Fund") in the manner and on the terms hereinafter set forth; and

      WHEREAS, the Sub-Adviser agrees to comply with documents ancillary to this Agreement, including any operating expenses agreement among the Manager, the Sub-Adviser, and the Trusts;

      NOW, THEREFORE, as to each Fund listed in Appendix A, the Manager and the Sub-Adviser agree as follows:

1.    Appointment of Sub-Adviser.
      --------------------------

      The Manager hereby appoints the Sub-Adviser to act as an investment adviser for the Fund and to manage the investment and reinvestment of all or a portion of the assets of the Fund, subject to the terms and conditions of this Agreement and the supervision of the Manager and the Board of Trustees (the "Board" or "Trustees") of the Trusts of which such Fund is a series. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trusts or the Manager in any way or otherwise be deemed an agent of the Trusts or the Manager except as expressly authorized in this Agreement or another writing.

      The Sub-Adviser and the Manager both acknowledge that the Fund is a mutual fund that operates as a series of an open-end series investment company under the plenary authority of a Board of Trustees.

      The Sub-Adviser represents, warrants, and agrees that:

      (1) The Sub-Adviser is a corporation duly organized, validly existing and in good standing under the laws of the state of California.

      (2) The Sub-Adviser is registered as an "Investment Adviser" under the Advisers Act and under applicable state laws and is currently in compliance and shall at all times use its best efforts to ensure compliance with the requirements imposed upon the Sub-Adviser by the Advisers Act and applicable state laws and has provided its current Form ADV to the Manager.

      (3) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, has provided the Manager with a copy of the code of ethics and evidence of its adoption, and will make such reports to the Manager and the Fund as are required by Rule 17j-1 under the 1940 Act.

2.    Duties of the Sub-Adviser.
      -------------------------

      A. General Duties. The Sub-Adviser will manage the investment and reinvestment of that portion or all of the assets of the Fund as assigned to the Sub-Adviser by the Manager (the "Allocated Assets"). In undertaking such duties, the Sub-Adviser acknowledges that the Manager has exclusive discretion regarding the allocation of Fund assets among one or more sub-advisers and that the amount of assets allocated to the Sub-Adviser may be changed at any time. In managing the Allocated Assets, the Sub-Adviser shall do so subject always to the direction and control of the Manager and further subject to the plenary authority of the Trustees. Without limiting the foregoing, the Sub-Adviser will:

            (i)     invest  the  Allocated   Asset  in   conformance   with  the
      provisions of Appendix B attached hereto, as such may be revised from time to time by mutual consent of the Adviser and the Sub-Adviser;

            (ii) formulate and implement a continuous investment program for the Allocated Assets, (a) consistent with the investment objectives, policies and restrictions of the Fund as stated in each Trusts' respective Agreement and Declaration of Trusts, By-Laws, and such Fund's currently effective Prospectus(es) and Statement(s) of Additional Information ("SAI") as amended from time to time; (b) in compliance with the requirements applicable to regulated investment companies under the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended; and
      (c) in compliance with the requirements, procedures and policies presented in the Adviser Operations and Compliance Manual (the "Compliance Manual");

            (iii) take whatever steps are necessary to implement the investment program for the Allocated Assets by the purchase and sale of securities and other investments authorized under the respective Trusts' Agreement and Declaration of Trusts, By-Laws, currently effective Prospectus(es) and SAI(s), and the Compliance Manual;

            (iv) regularly report to the Manager with respect to the implementation of the investment program and provide such statistical information and special reports concerning the Fund and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Fund, as required by the procedures set forth in the Compliance Manual and as may reasonably be requested by the Manager or the Trustees, including in-person attendance at Board meetings to present such information and reports;

            (v) consistent with the policies set forth in the Compliance Manual, provide determinations of the fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Trustees;

            (vi) provide any and all information, records and support documentation about accounts the Sub-Adviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Allocated Assets which may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser's prior performance in the Prospectus(es) and SAI(s) of the Fund and any permissible reports and materials prepared by the Fund or its agent;

            (vii)   establish   appropriate    interfaces   with   the   Trusts'
      custodians, administrator and Manager in order to provide them with all necessary information requested by them;

            (viii) maintain an appropriate level of errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of the Sub-Adviser's business activities; and

            (ix) use its best judgment and efforts in rendering the advice and services to the Manager as contemplated by this Agreement.

      B. Facilities, Equipment, Personnel. The Sub-Adviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund and the Allocated Assets (excluding that necessary for the determination of net asset value and shareholder accounting services).

      C. Brokerage. The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Sub-Adviser is directed at all times to seek to execute brokerage transactions for the Fund in accordance with such policies or practices as may be established by the Board of Trustees and described in the Fund's currently effective Prospectus(es) and SAI(s), as amended from time to time. Except where the Manager or the Trusts instruct the Sub-Adviser to place orders with particular brokers or dealers, in placing orders for the purchase or sale of investments for the Fund, in the name of the Fund or its nominees, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

      Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities and Exchange Act of 1934, cause the Fund to pay a broker or dealer that provides brokerage or research services to the Manager, the Sub-Adviser, or the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the Fund or its other advisory clients. To the extent authorized by Section 28(e) and the Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the most favorable price and best execution available, the Sub-Adviser may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

      The Sub-Adviser agrees to use its best efforts to direct brokerage to certain broker-dealers or trading systems if so requested from time to time by the Manager; however, such directed brokerage decisions shall be made in the discretion of the Sub-Adviser and shall be consistent with the Sub-Adviser's obligation to use its best efforts to obtain best execution as required by the policy discussed above in this section. Such directed brokerage may be used to obtain research used by the Manager or for other purposes determined by the Manager, such as offsetting the operating expenses of the Fund. The Sub-Adviser, at the request of the Manager, shall render reports to the Manager in such form and at such times as may be reasonably required, setting forth the amount of total brokerage business which has been placed by it and the allocation thereof among broker-dealers and trading systems and specifically indicating those broker-dealers and trading systems which provided brokerage or research services.

      D. Trade Aggregation. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

      E. Affiliated Brokers and Dealers. The Sub-Adviser or an affiliated person of the Sub-Adviser or Manager may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by each Trusts' Board of Trustees and set forth in each Trusts' current registration statement; (b) the provisions of the Advisers Act and the 1940 Act; (c) the provisions of the Securities
Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by each Trusts' Board of Trustees, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Trusts for such services in addition to the Sub-Adviser's fees for services under this Agreement.

      F. Proxy Voting; Corporate Actions. The Manager delegates the Manager's discretionary authority to exercise voting rights with respect to the securities and other investments in the Fund's Allocated Assets to the Sub-Adviser. The Sub-Adviser shall exercise these voting rights unless and until the Manager revokes this delegation. The Manager may revoke this delegation at any time without cause. The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three years, of the Sub-Adviser's voting procedures, and of the Sub-Adviser's actual votes, and shall supply this record to the Manager, any authorized representative of the Manager, or the Trusts upon request.

      G. Books and Records. The Sub-Adviser will maintain all accounts, books and records with respect to the Fund and the Allocated Assets as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder.

      H. Custody. The Sub-Adviser shall settle all Fund transactions and maintain all Fund accounts with authorized custodians. Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund's custodian banks, or their nominees or as otherwise provided in the Fund's custody agreement. The Fund shall notify the Sub-Adviser of the identities of its custodian banks and shall give the Sub-Adviser written notice of any changes in such custody arrangements.

      Neither the Sub-Adviser, nor any parent, subsidiary or related firm, shall take possession of or handle any cash or securities, mortgages or deeds of trust, or other indicia of ownership of the Fund's investments, or otherwise act as custodian of such investments. All cash and the indicia of ownership of all other investments shall be held by the Fund's custodian banks.

      The Fund shall instruct its custodian banks to (a) carry out all investment instructions as may be directed by the Sub-Adviser with respect thereto (which may be orally given if confirmed in writing); and (b) provide the Sub-Adviser with all operational information necessary for the Sub-Adviser to trade on behalf of the Fund.

3.    Compensation of the Sub-Adviser.
      -------------------------------

      The Manager will pay the Sub-Adviser, with respect to the Fund and its Allocated Assets, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Sub-Adviser on the first day of each month; however, this advisory fee will be calculated on the daily average value of the Allocated Assets and accrued on a daily basis. The Sub-Adviser acknowledges that the responsibility for payment of the Sub-Adviser's fees is solely that of the Manager. The Trusts and the Fund are not responsible for payment of the Sub-Adviser's fees.

4.    Limitation of Liability and Indemnification of the Sub-Adviser.
      --------------------------------------------------------------

      In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser and any partner, member, shareholder, director, officer, or employee of the Sub-Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, such parties shall not be subject to liability to the Trusts, the Manager or to any partner, member, shareholder, director, officer, or employee, agent, or control person of the Trusts or the Manager, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, (1) for entering into this Agreement, or (2) for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security on behalf of the Fund, or (3) for any actual or alleged material misstatement or omission in a Trust's registration statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to the Manager or Trusts by the Sub-Adviser.

      The Manager agrees to indemnify and hold harmless the Sub-Adviser, and its partners, members, shareholders, directors, officers and employees against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of their performance or non-performance of any duties under, or the execution of, this Agreement; provided, however, that nothing herein shall be deemed to protect any of them against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

5.    Indemnification of the Manager and the Trust.
      --------------------------------------------

      The Sub-Adviser agrees to indemnify and hold harmless the Manager and the Trust, and the partners, members, shareholders, directors, officers and employees of each of them against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of their performance or non-performance of any duties under, or the execution of, this Agreement; provided, however, that nothing herein shall be deemed to protect any of them against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

6.    Non-Exclusivity.
      ---------------

      The services of the Sub-Adviser to the Manager, the Fund and the Trusts are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the partners, shareholders, directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

7.    Supplemental Arrangements.
      -------------------------

      The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser for the provision of certain personnel and facilities to the Sub-Adviser to better enable it to fulfill its duties and obligations under this Agreement.

8.    Regulatory Reports and Inspections.
      ----------------------------------

      The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.    Records.
      -------

      The records relating to the services provided under this Agreement shall be the property of the Manager and shall be under its control; however, the Manager shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement and upon request of the Manager, such records shall promptly be returned to the Manager or the Trusts by the Sub-Adviser free from any claim or retention of rights therein. The Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Manager or the Trusts has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

10.   Term; Duration of Agreement.
      ---------------------------

      This Agreement shall become effective with respect to the Fund and the Allocated Assets on the later of the date of (1) the execution of this Agreement, (2) the date the Sub-Adviser starts managing the Allocated Assets, or
(3) the approval of this Agreement by the Board of Trustees, including approval by separate vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) ("Independent Trustees") of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. This Agreement will continue in effect for a period of two years from the date of its effectiveness only so long as such continuance is specifically approved at least annually by (1) the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (2) by the Manager, and (3) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

11.   Termination of the Agreement.
      ----------------------------

      This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), on sixty
(60) days' written notice to the Manager and the Sub-Adviser. This Agreement also may be terminated at any time, without the payment of any penalty, by the Manager or Sub-Adviser on sixty (60) days' written notice to the Trusts and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or in the event the Investment Management Agreements between the Manager and the Trusts are assigned or terminated for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.   Provision of Certain Information by the Sub-Adviser.
      ---------------------------------------------------

      The Sub-Adviser will promptly notify the Manager in writing of the occurrence of any of the following events:

      A. the Sub-Adviser fails to be registered as investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as investment adviser in order to perform its obligations under this Agreement.

      B. the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Manager or the Trusts;

      C.    the  Sub-Adviser  suffers  financial   impairment  which  materially
interferes with its ability to manage the Allocated Assets or otherwise fulfill its duties under this Agreement;

      D. the Sub-Adviser, its principal officers or its controlling stockholder are the subject of a government investigation or inquiry, administrative proceeding or any other type of legal action which, under the 1940 Act, would make it ineligible to serve as an investment adviser to an investment company; or

      E. a change in the personnel materially involved in the management of the Allocated Assets or, generally, a change in control or management of the Sub-Adviser.

13.   Confidentiality.
      ---------------

      Each party shall not, directly or indirectly, permit its affiliates, directors, officers, members, employees, or agents to, in any form or by any means, use, disclose, or furnish to any person or entity, records or information concerning the business of the other party, except as necessary for the performance of duties under this Agreement or as required by law, without prior written notice to the other party.

14.   Name Usage.
      ----------

      Each party shall not, without the prior written consent of the other parties, use another party's name, logo or mark, or make representations regarding the other parties or their affiliates. Notwithstanding the foregoing, the Sub-Adviser agrees to permit the Manager and the Trusts to use the Sub-Adviser's name in the Fund's prospectus(es), SAI(s) and/or sales literature related to the Fund and in other descriptions of the Fund; provided, however, that the Manager and the Trusts shall cease such use of the Sub-Adviser's name in the event that this Agreement is terminated. The Sub-Adviser shall be permitted to use the Fund's and Manager's name in representative client lists.

15.   Nonpublic Personal Information.
      ------------------------------

      Notwithstanding any provision herein to the contrary, each party hereto agrees on behalf of itself and its directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Manager and the Trusts (a) all records and other information relative to the series of the Trusts and their prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "Privacy Act"), and (2) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Manager, Regulation S-P or the Privacy Act, except after prior notification to and approval in writing by the Manager. Such written approval shall not be unreasonably withheld by the Manager and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Manager.

16.   Amendments to the Agreement.
      ---------------------------

      Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission ("SEC"), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the affected Fund (unless such approval is not required by Section 15 of 1940 Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the

Fund (as defined in the 1940 Act) vote to approve the amendment, notwithstanding voting securities of any other Fund affected by the amendment or all the series or funds of the Trusts.

14.   Entire Agreement.
      ----------------

      This Agreement contains the entire understanding and agreement of the parties.

15.   Captions.
      --------

      The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

16.   Notice of Declaration of Trust.
      ------------------------------

      The Sub-Adviser agrees that the Trusts' obligations under this Agreement shall be limited to the Funds and to their assets, and that the Sub-Adviser shall not seek satisfaction of any such obligations from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trusts or the Funds.

17.   Notices.
      -------

      Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand, on the date indicated as the date of receipt on a return receipt, or at time of receipt if sent to the other party at the principal office of such party by regular mail, commercial courier service, telex or telecopier.

18.   Severability.
      ------------

      If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

18.   Counterparts.
      ------------

      This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

19.   Governing Law.
      -------------

      The provisions of this Agreement shall be governed by, and construed in accordance with the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

      Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.


MONTGOMERY ASSET                          SSI INVESTMENT MANAGEMENT, INC.
MANAGEMENT, LLC


By:                                       By:
       ------------------------------             ------------------------------
Name:                                     Name:

Title:                                    Title:

Date:                                     Date:

                        Investment Sub-Advisory Agreement

                        Appendix A: Fund and Fee Schedule
                        ---------------------------------

Fund                                    Fee Schedule        Effective Date
----                                    ------------        --------------
                                        1.00% of the        [to be
Montgomery Global Long-Short Fund       Allocated Assets    inserted]

                                   APPENDIX B

                      TO INVESTMENT SUB-ADVISORY AGREEMENT

                         SSI Investment Management, Inc.
              Sub-Adviser to the Montgomery Global Long-Short Fund

                      INVESTMENT OBJECTIVES AND GUIDELINES
                      ------------------------------------

[to be inserted]

                                  FORM OF PROXY

[Shareholder Name]
[Title (if applicable)]
[Address]
[Address]
[Fund Name]
[Shares Held]
                             THE MONTGOMERY FUNDS II
                       SPECIAL MEETING OF SHAREHOLDERS OF
                        MONTGOMERY GLOBAL LONG-SHORT FUND

                               September 30, 2002


SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE MONTGOMERY FUNDS

         The undersigned hereby appoints Johanne Castro and Jason Wood, and each of them, as proxies of the undersigned, each with the power to appoint a substitute, for the Special Meeting of Shareholders of the Montgomery Global Long-Short Fund (the "Fund"), a separate series of The Montgomery Funds II, to be held on September 30, 2002, at 101 California Street, 35th Floor, San Francisco, California 94111, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on July 31, 2002. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

         A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on July 31, 2002. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.


Please vote by filling in the boxes below.

PROPOSAL 1: To approve SSI Investment Management, Inc. as a sub-adviser to the Montgomery Global Long-Short Fund.


         FOR /_/          AGAINST /_/          ABSTAIN /_/

PROPOSAL 2: To approve a proposal to permit the Montgomery Asset Management, LLC to hire and terminate sub-advisers or modify sub-advisory agreements without shareholder approval.


         FOR /_/          AGAINST /_/          ABSTAIN /_/


Dated:-----------------------------------------------------------------, 2002
         [Shareholder Name]

Dated:-----------------------------------------------------------------, 2002
         [Signature(s) (if held jointly)]

         When shares are registered jointly in the names of two or more persons, ALL must sign. Signature(s) must correspond exactly with the name(s) shown. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title.

--------------------------------------------------------------------------------
Please complete, sign, date and return this proxy promptly in the enclosed envelope. No postage is required if mailed in the United States. You may also vote by Internet at www.proxyvote.com (just follow the simple instructions once you have logged in) or by telephone by calling toll-free (866) 615-4454.
--------------------------------------------------------------------------------